ARMT 2004-05 - Price/Yield - 4A1                                                                                 Full Coupon 10s

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Balance              $95,400,000.00 Delay                      24  WAC(4)            5.663794797  WAM(4)                    358
Coupon                        5.407 Dated               12/1/2004  NET(4)               5.407041  WALA(4)                     2
Settle                   12/30/2004 First Payment       1/25/2005
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* PAYS GROUP NET WAC LESS [0.0000%] THROUGH MONTH 59, THEN NET WAC LESS [0.00]%. EFFECTIVE NET MARGIN EQUALS APPROX.
[2.0186]% RUN TO EARLIEST OF EACH UNDERLYING LOAN'S RESET AND 10% CALL    (CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

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                     10 CPB -       15 CPB -      20 CPB -      25 CPB -       30 CPB -     40 CPB -       50 CPB -
       Price         Call (N)       Call (N)      Call (N)      Call (N)       Call (N)     Call (N)       Call (N)

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      100-10+         5.3217         5.2881        5.2505        5.2073         5.1585       5.0439         4.9043
      100-14+         5.2950         5.2554        5.2111        5.1602         5.1026       4.9675         4.8029
      100-18+         5.2684         5.2228        5.1718        5.1132         5.0468       4.8912         4.7017
      100-22+         5.2418         5.1903        5.1326        5.0663         4.9912       4.8153         4.6008
      100-26+         5.2153         5.1578        5.0934        5.0195         4.9358       4.7395         4.5003
      100-30+         5.1888         5.1254        5.0544        4.9728         4.8805       4.6639         4.4000
      101-02+         5.1624         5.0931        5.0155        4.9263         4.8254       4.5886         4.3000
      101-06+         5.1360         5.0608        4.9766        4.8798         4.7703       4.5134         4.2003
      101-10+         5.1097         5.0286        4.9378        4.8335         4.7155       4.4385         4.1009
      101-14+         5.0835         4.9965        4.8992        4.7873         4.6608       4.3638         4.0018
      101-18+         5.0573         4.9645        4.8606        4.7413         4.6062       4.2892         3.9030
      101-22+         5.0311         4.9325        4.8221        4.6953         4.5518       4.2149         3.8045
      101-26+         5.0050         4.9006        4.7837        4.6494         4.4975       4.1408         3.7062
      101-30+         4.9789         4.8687        4.7454        4.6037         4.4433       4.0669         3.6082
      102-02+         4.9529         4.8370        4.7072        4.5581         4.3893       3.9932         3.5105
      102-06+         4.9270         4.8053        4.6691        4.5125         4.3354       3.9198         3.4131
      102-10+         4.9011         4.7736        4.6310        4.4671         4.2817       3.8465         3.3160
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        WAL            5.82           4.64          3.77          3.08           2.55         1.81           1.33
 Principal Window     Jan05 -        Jan05 -       Jan05 -       Jan05 -        Jan05 -      Jan05 -        Jan05 -
                       Nov14          Nov14         Nov14         Nov14          Nov14        Nov14          Nov14
Principal # Months      119           119           119            119           119          119             119
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     LIBOR_1MO        2.3060         2.3060        2.3060        2.3060         2.3060       2.3060         2.3060
     LIBOR_6MO        2.6325         2.6325        2.6325        2.6325         2.6325       2.6325         2.6325
     LIBOR_1YR        2.9600         2.9600        2.9600        2.9600         2.9600       2.9600         2.9600
      CMT_1YR         2.6017         2.6017        2.6017        2.6017         2.6017       2.6017         2.6017
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       SWAP             Mat          0.25YR        0.50YR          1YR          1.5yr          2YR            3YR      4YR    5YR
                        Yld          2.4188        2.6325        2.9600         3.1560       3.3520          3.6280  3.8690  4.0840
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Note: Assumes estimated Initial Subordination to AAA of 7.00%. Subject to +/- 1.00% variance

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.
 Credit Suisse First Boston LLC makes no representation that such analyses or calculations are
 accurate or that such valuations represent levels where actual trades may occur. Investors should              01-Dec-04
 rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
                                                                                          SALE! - Subject to 10% Variance